TCW Funds, Inc.

Supplement Dated May 14, 2014 to the

Prospectus Dated February 28, 2014, as Amended

Disclosure relating to the TCW Funds, Inc.

Effective immediately, the following paragraph will follow the fourth paragraph under “Emerging Market Country Risk” in the section entitled “Principal Risks and Risk Definitions,” on pages 82-83:

Recently, as a result of the political and military actions undertaken by Russia in connection with the ongoing disruptions to central authority in eastern Ukraine, the United States and the European Union have imposed sanctions on certain Russian individuals and banks and other companies. These sanctions and future sanctions or other intergovernmental actions may result in the devaluation of the Russian currency and a decline in the value and liquidity of Russian securities and may have other negative impacts on Russia’s economy, which could have a negative impact on the Fund’s investment performance and liquidity. Retaliatory actions by the Russian government could involve the seizure of U.S. residents’ assets and could further impair the value and liquidity of Russian securities.

Please retain this Supplement with your Prospectus for future reference.